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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       FEBRUARY 9, 2000
                                                --------------------------------
                          CREDENCE SYSTEMS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                           000-22366                     94-2878499
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


                  215 FOURIER AVENUE, FREMONT, CALIFORNIA 94539
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code        (510) 657-7400
                                                   -----------------------------

                                      NONE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

       On February 9, 2000, the Registrant issued a press release announcing the financial results for its first quarter ended January 31, 2000.



Item 7.  Exhibits.

       A copy of the Registrant's press release announcing its financial results for the first quarter ended January 31, 2000 is attached hereto as Exhibit 99.1 and incorporated herein by reference.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREDENCE SYSTEMS CORPORATION
                                            ------------------------------------
                                            (Registrant)


Date:  February 9, 2000                     By /s/   Dennis P. Wolf
                                               ---------------------------------

                                            Name:    Dennis P. Wolf
                                            Title:   Executive Vice President,
                                                     Chief Financial Officer and
                                                     Secretary


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                                INDEX TO EXHIBITS

EXHIBIT NO.                                 DESCRIPTION
-----------                                 ------------
99.1 Press Release disseminated on February 9, 2000 announcing the Registrant's financial results for the first quarter ended January 31, 2000.